                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         Current report pursuant to the
                           Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 March 22, 2002
            --------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            ENTERBANK HOLDINGS, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-24131                                        43-1706259
          ---------                                       ----------
(Commission File Number)                       (IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri                           63105
-----------------------------------                           -----
(Address of Principal Executive Offices)                    (Zip Code)

                                 (314) 725-5500
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On March 27, 2002, Enterbank Holdings, Inc. (the "Company") disseminated a press release regarding a change to its previously reported 2001 earnings. The information contained in the Company's press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.  Not applicable
(b)      Pro forma financial information.  Not applicable
(c)      Exhibits.

         Exhibit No. Description

         99.1  Press Release dated March 22, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERBANK HOLDINGS, INC.


/s/  Fred H. Eller
------------------------------
By:  Fred H. Eller
Chief Executive Officer

Date:  March 22, 2002




EXHIBIT INDEX

Exhibit
No. Description
99.1     Press Release dated March 22, 2002

EXHIBIT 99.1  PRESS RELEASE DATED MARCH 22, 2002

[ENTERBANK HOLDINGS, INC. LETTERHEAD]

                                  PRESS RELEASE

ST. LOUIS, Missouri (March 22, 2002) - Enterbank Holdings, Inc. (OTCBB:ETBK) announced today that it is taking a charge to previously reported 2001 net earnings of $5.8 million related to write-downs on certain merchant banking (private equity) investments. This charge results in a net loss for 2001 of $2.5 million or $0.28 per share. The Company previously reported net income for the year ended December 31, 2001 of $3.3 million or $0.35 per share.

The continued evaluation of these investments by management resulted in their conclusion that the investments were impaired at December 31, 2001. The Company also announced today that it will cease additional investment in merchant banking activities.

Excluding the net losses associated with these investments, proforma net income for the year ended December 31, 2001 would have been $3.8 million or $0.40 per share.

Enterbank remains well-capitalized with total Tier 1 capital of nearly $68 million and a Tier 1 risk-based capital ratio of 10.41% as of December 31, 2001. Those numbers continue to compare favorably with peer institutions.

Enterbank Holdings, Inc. operates commercial banking, trust and wealth management businesses in St. Louis, Kansas City and Southeast Kansas with a primary focus on serving the needs of privately held businesses and their owners.

                                      # # #

For additional information or questions please contact:

Fred H. Eller
President, Chief Executive Officer
Enterbank Holdings, Inc.
150 North Meramec
Clayton, Missouri   63105
Phone:  314-725-5500
Fax:  314-727-3239

Readers should note that in addition to the historical information contained herein, this press release contains forward looking statements which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local economic conditions, risks associated with rapid increase or decrease in prevailing interest rates and competition from banks and other financial institutions, as well as those discussed in the Company's Annual Report on Form 10-K.